Supplement to dated July 28, 2011 to

Prospectuses Dated May 2, 2011

This supplement is intended for distribution with prospectuses dated May 2, 2011 for variable life insurance contracts issued by John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, as applicable. The affected prospectuses bear the titles:

Accumulation VUL Corporate VUL Protection Variable Universal Life Survivorship Variable Universal Life	Majestic Performance VUL Majestic VULX Majestic Survivorship VULX Majestic VCOLIX

M International Equity portfolio

Effective June 17, 2011 Northern Cross, LLC replaced Brandes Investment Partners, L.P. as the subadviser of the M International Equity portfolio. In addition to this subadviser change, the management fee increased from 0.65% to 0.70% of the portfolio’s average daily net assets.

Portfolio Annual Expenses

In connection with the above-referenced subadviser change to the M International Equity portfolio, we amend and restate the fees and expenses and associated footnote for this portfolio contained in the Portfolio Annual Expenses table of your prospectus as follows:

Portfolio	Management Fees	12b-1 Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Operating Expenses
M International Equity [9]	0.70%	0.00%	0.23%	0.00%	0.93%

9 Until April 30, 2012, M Financial Investment Advisers, Inc., the adviser to the portfolios, has contractually agreed to reimburse each portfolio for any ordinary expenses (other than advisory fees, brokerage or other portfolio transaction expenses or expenses for litigation, indemnification, taxes or other extraordinary expenses) to the extent that such expenses exceed 0.25% of the portfolio’s annualized daily average net assets. The fees shown in the table do not reflect this expense reimbursement. If this expense reimbursement had been reflected, the net Total Operating Expenses for the portfolios would be as indicated below. For more information, please refer to the prospectus for the underlying portfolios.

Portfolio	Total Operating Expenses
M Business Opportunity Value	0.88%
M Capital Appreciation	1.10%
M International Equity	0.93%
M Large Cap Growth	0.83%

Table of Investment Options and Investment Subadvisers

We amend and restate the following disclosure under the Table of Investment Options and Investment Subadvisers to reflect the above-referenced subadviser change:

Portfolio	Portfolio Manager	Investment Objective
M International Equity (a series of M Fund, Inc.)	Northern Cross, LLC	To seek long-term capital appreciation through investment in equity securities of foreign issuers, including common stocks, and securities that are convertible into common stocks.

You should read this supplement together with the prospectus for the M Funds, Inc. dated April 29, 2011, as supplemented, for the contract you purchased, and retain both for future reference.

Prior to making any investment decisions, you should carefully review your product prospectus and all applicable supplements. In addition, you should review the prospectuses and applicable supplements for the underlying portfolios that we make available as investment options under the policies. The prospectuses describe the investment objectives, policies and restrictions of, and the risks relating to, investment in the portfolios. In the case of any of the portfolios that are operated as feeder funds, you should also review the prospectus for the corresponding master fund. If you need to obtain additional copies of any of these documents, please contact your representative or contact our Service Office at the address or telephone number on the back page of your product prospectus.

VLI ProdSupp VL1-MFunds 07/2011

1